UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022

CohBar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Adams Drive, Suite 2050
Menlo Park, CA 94025

(Address of principal executive offices) (Zip Code)

(650) 446-7888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Item 8.01 Other Events.

On December 7, 2022, CohBar, Inc. (the “Company”) announced that it had suspended IND-enabling work on its pre-clinical candidate CB5138-3, which the Company had been developing as a potential treatment of idiopathic pulmonary fibrosis and other fibrotic diseases. The decision to suspend IND-enabling work follows recently completed non-clinical formulation studies seeking to identify a formulation suitable for clinical development. In connection with the decision to suspend IND-enabling work for this candidate, the Company intends to explore development and/or partnership opportunities within the Company’s peptide library and technology platform, while simultaneously exploring other strategic alternatives, as reported in the Company’s Current Report on Form 8-K filed November 17, 2022.

Forward-Looking Statements

This report may be deemed to contain forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding our future plans and strategies and other future conditions. In some cases you can identify these statements by forward-looking words such as “may,” “will” or other similar expressions. Examples of such forward-looking statements include, but are not limited to, statements regarding the pursuit of development and/or partnership opportunities for drug candidates from the Mito+ platform, our plans to explore other strategic alternatives, the success of any such efforts and the potential benefits of any such transaction(s), if consummated. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Multiple factors could cause actual results to differ materially forward-looking statements, including market conditions generally and for the Company’s stock more specifically, as well as developments in the Company’s business. Additional risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission and applicable Canadian securities regulators, which are available on our website, and at www.sec.gov or www.sedar.com.

You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this report are made as of the date hereof and the Company does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2022

COHBAR, INC.

By:	/s/ Jeffrey F. Biunno
Jeffrey F. Biunno
Chief Financial Officer

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